EXHIBIT 21.1

SUBSIDIARIES OF THE REGISTRANT

Subsidiary	Jurisdiction
AG Land Property Management I, LLC	Delaware
Asset Acquisition II LLC	Maryland
AWCC Acquisition I, LLC	Delaware
AWCC Assets, LLC	Delaware
AWCC Campo Verde, LLC	Delaware
AWCC JV Funding, LLC	Delaware
AWCC SG2 Solar, LLC	Delaware
AWCC Solar Hawaii, LLC	Delaware
AWCC WCW Holdings, LLC	Delaware
AWCC Wind Equity, LLC	Delaware
ETP AWC Holding Inc.	Delaware
Gap Road Land, LLC	Delaware
GL ECM Funding LLC	Maryland
HA Howard Services LLC	Maryland
HA Land Lease Holdings LLC	Delaware
HA Land Lease I LLC	Delaware
HA Lost Hills LLC	Delaware
HA Maricopa LLC	Delaware
HA Northstar LLC	Delaware
HA Sequoia LLC	Delaware
HA WG Funding LLC	Maryland
HA Wind I LLC	Delaware
HA Wind I LLC	Maryland
Hannie Mae EMI LLC	Virginia
Hannie Mae Goco LLC	Maryland
Hannie Mae II LLC	Maryland
Hannie Mae III LLC	Maryland
Hannie Mae IV LLC	Maryland
Hannie Mae Leasing I LLC	Maryland
Hannie Mae LLC	Virginia
Hannie Mae Siemens LLC	Virginia
Hannie Mae SRS Funding LLC	Maryland
Hannie Mae UESC LLC	Maryland
Hannie Mae V LLC	Maryland
Hannie Mae VI LLC	Maryland
Hannon Armstrong (FB) Solar LLC	Maryland
Hannon Armstrong Acquisition I LLC	Maryland
Hannon Armstrong BPA Funding LLC	Maryland
Hannon Armstrong Capital, LLC	Maryland
Hannon Armstrong DSM Funding LLC	Maryland
Hannon Armstrong DSM II Funding LLC	Maryland
Hannon Armstrong Environmental Equipment And Services LLC	Maryland
Hannon Armstrong GPC Funding LLC	Maryland
Hannon Armstrong GPC II Funding LLC	Maryland
Hannon Armstrong Information Technology And Telecommunications LLC	Maryland
Hannon Armstrong KCS Funding LLC	Maryland
Hannon Armstrong NG Funding LLC	Maryland
Hannon Armstrong NJ Funding LLC	Maryland
Hannon Armstrong Oklahoma Funding LLC	Virginia
Hannon Armstrong PEPCO Funding LLC	Virginia
Hannon Armstrong PR Solar LLC	Maryland

Exh. 21.1-1

Subsidiary	Jurisdiction
Hannon Armstrong Securities, LLC	Maryland
Hannon Armstrong Sustainable Infrastructure, L.P.	Delaware
Hannon Armstrong Telecommunications And Security LLC	Maryland
Hannon Armstrong UESC Funding LLC	Maryland
Hannon Armstrong UESC II Funding LLC	Maryland
HASI CF I Borrower LLC	Delaware
HASI CFI OP 5 LLC	Delaware
HASI CFI OP 7 LLC	Delaware
HASI CFI OP A LLC	Delaware
HASI OBS OP 5 LLC	Maryland
HASI OBS OP 7 LLC	Maryland
HASI OBS OP A LLC	Maryland
HASI SYB I LLC	Maryland
HAT CF I Borrower LLC	Delaware
HAT CF II Borrower LLC	Delaware
HAT CFI OP 5 LLC	Delaware
HAT CFI OP 7 LLC	Delaware
HAT CFI OP A LLC	Delaware
HAT CFII OP 5 LLC	Delaware
HAT CFII OP 7 LLC	Delaware
HAT CFII OP A LLC	Delaware
HAT Holdings I LLC	Maryland
HAT Holdings II LLC	Maryland
HAT II LLC	Maryland
HAT OBS II OP 5 LLC	Maryland
HAT OBS II OP 7 LLC	Maryland
HAT OBS II OP A LLC	Maryland
HAT OBS OP 5 LLC	Maryland
HAT OBS OP 7 LLC	Maryland
HAT OBS OP A LLC	Maryland
HAT SYB I LLC	Maryland
High Plains Ranch IV, LLC	Delaware
RE Adams East LandCo LLC	Delaware
RE Columbia 3 LandCo LLC	Delaware
RE Columbia Two LandCo LLC	Delaware
RE Gillespie LandCo LLC	Delaware
RE Kansas LandCo LLC	Delaware
RE Kansas South LandCo LLC	Delaware
RE Kent South LandCo LLC	Delaware
RE Mayfair LandCo LLC	Delaware
RE Rio Grande LandCo LLC	Delaware
RE Rosamond LandCo LLC	Delaware
RE Victor Phelan LandCo LLC	Delaware
Strong Upwind Holdings LLC (*50% ownership)	Delaware
Willow Creek Windpower, LLC (*49% ownership)	Delaware

Exh. 21.1-2